                          SECOND AMENDMENT AND WAIVER
                          ---------------------------
                              TO CREDIT AGREEMENT
                              -------------------

          THIS SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 30th day of March, 2000, by and among GLOBAL IMAGING SYSTEMS, INC., a corporation organized under the laws of Delaware (the "Company"), the Material Subsidiaries of the Company listed on the signature pages hereto (together with the Company, the "Borrowers"), the Lenders party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (the "Administrative Agent"), KEY CORPORATE CAPITAL, INC., as Syndication Agent for the Lenders (the "Syndication Agent"), and SCOTIABANC INC., as Documentation Agent for the Lenders (the "Documentation Agent")

                             Statement of Purpose
                             --------------------

          The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Amended and Restated Credit Agreement dated as of June 23, 1999 by and among the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

          The parties now desire to amend certain provisions of the Credit Agreement in certain respects and waive certain provisions of the Credit Agreement in certain respects, all on the terms and conditions set forth below.

          NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Capitalized Terms.  All capitalized undefined terms used in this
              -----------------
Second Amendment shall have the meanings assigned thereto in the Credit
Agreement.

          2.  Modification of Certain Provisions of the Credit Agreement. The
              ----------------------------------------------------------
Credit Agreement is hereby modified as follows:

          (a) Amendment to Section 5.12. Section 5.12 of the Credit Agreement is
              -------------------------
hereby deleted in its entirety and the following is substituted in lieu thereof:

              SECTION 5.12.   Use of Proceeds. Except as otherwise permitted
                              ---------------
          pursuant to Section 11.7(d) hereof, the Borrowers shall use the proceeds of the Extensions of Credit (a) to refinance the obligations under the Initial Credit Agreement as set forth herein, (b) to finance Permitted Acquisitions and (c) for working capital and general corporate requirements of the Borrowers and their Subsidiaries, including the payment of certain fees and expenses incurred in connection with the transactions contemplated hereby.

     (b)  Amendment to Section 11.7(b) and Section 11.7(c) and the Addition of
          --------------------------------------------------------------------
Section 11.7(d).
---------------

          (i) Subsection (b) of Section 11.7 of the Credit Agreement is hereby amended by the deletion of "and" at the end of such subsection (b);

          (ii) Subsection (c) of Section 11.7 of the Credit Agreement is hereby amended by the deletion of "." at the end of such subsection (c) and the addition of "; and" at the end of such subsection (c); and

          (iii) The following subsection (d) of Section 11.7 of the Credit Agreement is hereby set forth as an addition to the Credit Agreement:

          "(d)   the Company may redeem certain shares of its capital stock and place such shares in treasury for reissuance as partial consideration for future permitted acquisitions; provided that the aggregate purchase price
                                    --------
     of the capital stock redeemed by Company (including all fees and expenses related thereto) shall not exceed $10,000,000.

     3.   Waiver of Certain Events of Default under the Credit Agreement.
          --------------------------------------------------------------

     (a) Section 6.4(b)(ii) of the Credit Agreement provides that the Borrowers will take certain actions with respect to the Post-Closing Vendor Provided Financing by February 15, 2000. With respect to the Post-Closing Vendor Provided Financing by and between Lewan & Associates, Inc. and Finova Capital Corporation, the Borrowers have failed to comply with the requirements of
Section 6.4(b)(ii) as of the date hereof (the "VPF Event of Default").

     (b) Subject to the terms and conditions set forth herein, the Lenders hereby waive the VPF Event of Default; provided that (i) the Borrowers shall
                                       --------
comply with the requirements of Section 6.4(b)(ii) by April 7, 2000 and (ii) the failure to so comply by April 7, 2000 shall constitute an immediate Event of Default under the Credit Agreement and the other Loan Documents.

     4.   Condition Precedent. The Borrowers hereby acknowledge and agree that
          -------------------
the effectiveness of this Second Amendment shall be conditioned upon payment to the Administrative Agent, for the account of each Lender which executes this Second Amendment and delivers a duly executed signature page thereto to counsel to the Administrative Agent by 5:00 p.m. (E.S.T.) on the date hereof, of an amendment fee equal to 5.0 bps on the Commitment of each such Lender.

     5.   Effect of Amendment and Waiver. Except as expressly amended hereby,
          ------------------------------
the Credit Agreement and Loan Documents shall be and remain in full force and effect. The amendments and waivers granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein (except to the extent necessary to give effect to the specific waivers and agreements set forth herein).

     6.   Representations and Warranties/No Default.
          -----------------------------------------

     (a) By its execution hereof, the Borrowers hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that no Default or Event of Default has occurred and is continuing as of the date hereof.

     (b) By its execution hereof, the Borrowers hereby represent and warrant that each Borrower and each Subsidiary thereof has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Second Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

     (c) This Second Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Borrower and each Subsidiary thereof party thereto, and each such document constitutes the legal, valid and binding obligation of each Borrower or each Subsidiary thereof party thereto, enforceable in accordance with its terms.

     7.   Expenses. The Borrowers shall pay all reasonable out-of-pocket
          --------
expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Second Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     8.   Governing Law. This Second Amendment shall be governed by and
          -------------
construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

     9.   Counterparts. This Second Amendment may be executed in separate
          ------------
counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     10.  Fax Transmission.  A facsimile, telecopy or other reproduction of this
          ----------------
Second Amendment may be executed by one or more parties hereto, and an executed copy of this Second Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Second Amendment as well as any facsimile, telecopy or other reproduction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date and year first above written.

                              BORROWERS:

[CORPORATE SEAL]              GLOBAL IMAGING SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: CFO, Senior Vice President, Treasurer
                                     and Secretary

[CORPORATE SEAL]              GLOBAL IMAGING OPERATIONS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Treasurer

[CORPORATE SEAL]              GLOBAL IMAGING FINANCE COMPANY, as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: CFO, Vice President, Treasurer and
                                     Secretary

[CORPORATE SEAL]              AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF PITTSBURGH
                              (d/b/a AMCOM Office Systems), as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

[CORPORATE SEAL]              BERNEY, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              BUSINESS EQUIPMENT UNLIMITED, as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CAMERON OFFICE PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President

[CORPORATE SEAL]              CONNECTICUT BUSINESS SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CONWAY OFFICE PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Assistant Secretary and
                                     Assistant Treasurer

[CORPORATE SEAL]              COPY SERVICE AND SUPPLY, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              DUPLICATING SPECIALTIES, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, CFO, Assistant Secretary
                                     and Treasurer

[CORPORATE SEAL]              EASTERN COPY PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

[CORPORATE SEAL]              ELECTRONIC SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

[CORPORATE SEAL]              ELECTRONIC SYSTEMS OF RICHMOND, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President and Assistant Secretary

                              GLOBAL OPERATIONS TEXAS, L.P.
                              (f/k/a FELCO OFFICE SYSTEMS, INC.), as
                              Borrower

[CORPORATE SEAL]              By:   Global Imaging Systems, Inc.
                              Its:  General Partner

                                    By:______________________________________
                                    Name:  Raymond Schilling
                                    Title: CFO, Senior Vice President,
                                           Treasurer and Secretary


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              QUALITY BUSINESS SYSTEMS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, CFO, Treasurer and
                                     Assistant Secretary

[CORPORATE SEAL]              SOUTHERN BUSINESS COMMUNICATIONS, INC., as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CARR BUSINESS MACHINES OF GREAT NECK, INC., as
                              Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CAPITOL OFFICE SOLUTIONS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              DISTINCTIVE BUSINESS PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              LEWAN & ASSOCIATES, INC. (f/k/a LEWAN ACQUISITION,
                              INC.), as Borrower

                              By:____________________________________________
                              Name:  Raymond Schilling
                              Title: Vice President, Secretary and Treasurer


                 [Signatures Continued On The Following Page]

[CORPORATE SEAL]              PROVIEW, INC., as Borrower

                              By:____________________________________________
                              Name: Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              CENTRE BUSINESS PRODUCTS, INC., as Borrower

                              By:____________________________________________
                              Name: Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              DANIEL COMMUNICATIONS, INC., as Borrower

                              By:____________________________________________
                              Name: Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              OFFICE TECH INCORPORATED, as Borrower

                              By:____________________________________________
                              Name: Raymond Schilling
                              Title: Vice President, Secretary and Treasurer

[CORPORATE SEAL]              COLUMN OFFICE EQUIPMENT, INC., as Borrower

                              By:____________________________________________
                              Name: Raymond Schilling
                              Title: Vice President, Secretary and Treasurer



                 [Signatures Continued On The Following Page]

                              AGENTS AND LENDERS:

                              FIRST UNION NATIONAL BANK, as
                              Administrative Agent and as Lender

                              By:____________________________________________
                              Name:__________________________________________
                              Title:_________________________________________


                  [Signatures Continued On The Following Page]

                                   KEY CORPORATE CAPITAL INC., as
                                   Syndication Agent and as Lender

                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              SCOTIABANC INC., as Documentation Agent and as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              SUNTRUST BANK, TAMPA BAY, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              LASALLE BANK NATIONAL ASSOCIATION,
                              as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              COMERICA BANK, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              RAYMOND JAMES BANK, FSB, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              BANK LEUMI LE-ISRAEL B.M., MIAMI
                              AGENCY, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              BANKBOSTON, N.A., as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              NATIONAL BANK OF CANADA, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              BANK AUSTRIA CREDITANSTALT
                              CORPORATE FINANCE, INC., as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              MORGAN STANLEY DEAN WITTER PRIME
                              INCOME TRUST, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              TORONTO DOMINION (NEW YORK), INC., as Lender

                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________


                 [Signatures Continued On The Following Page]

                              Sankaty Advisors, Inc., as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term
                              Lender

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________


                              SANKATY HIGH YIELD PARTNERS II, L.P.

                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________



                 [Signatures Continued On The Following Page]

                              HELLER FINANCIAL, INC., as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                 [Signatures Continued On The Following Page]

                              ANTARES CAPITAL CORPORATION, as Lender

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



                 [Signatures Continued On The Following Page]

                              CHASE BANK OF TEXAS, as Trustee of the
                              Antares Funding Trust created under Trust
                              Agreement dated as of November 30, 1999, as Lender

                              By:______________________________________________
                              Name:____________________________________________
                              Title:___________________________________________